EASY EXPERT FAIR Bank of America Merrill Lynch Leveraged Finance Conference 2014 Exhibit 99.1

EASY EXPERT FAIR

This presentation and the documents filed by TOYS“R”US, INC. with the Securities and Exchange Commission contain “forward looking” statements within the meaning of the federal securities laws and such statements are intended to be covered by the safe harbors created thereby. These forward looking statements reflect our current views with respect to, among other things, our operations and financial performance. All statements herein or therein that are not historical facts, including statements about our beliefs or expectations, are forward-looking statements. We generally identify these statements by words or phrases, such as “anticipate,” “estimate,” “plan,” “project,” “expect,” “believe,” “intend,” “foresee,” “forecast,” “will,” “may,” “outlook” or the negative version of these words or other similar words or phrases. These statements discuss, among other things, our strategy, store openings, integration and remodeling, the development, implementation and integration of our Internet business, future financial or operational performance, projected sales for certain periods, comparable store net sales from one period to another, cost savings, results of store closings and restructurings, outcome or impact of pending or threatened litigation, domestic or international developments, amount and allocation of future capital expenditures, growth initiatives, inventory levels, cost of goods, selection and type of merchandise, marketing positions, implementation of safety standards, future financings, estimates regarding future effective tax rates, and other goals and targets and statements of the assumptions underlying or relating to any such statements. These statements are subject to risks, uncertainties and other factors, including, among others, the seasonality of our business, competition in the retail industry, changes in our product distribution mix and distribution channels, general economic factors in the United States and other countries in which we conduct our business, consumer spending patterns, live birth trends, our ability to implement our strategy, including implementing initiatives for season, our ability to recognize cost savings, marketing strategies, the availability of adequate financing, access to trade credit, changes in consumer preferences, changes in employment legislation, our dependence on key vendors for our merchandise, political and other developments associated with our international operations, costs of goods that we sell, labor costs, transportation costs, domestic and international events affecting the delivery of toys and other products to our stores, product safety issues including product recalls, the existence of adverse litigation, changes in laws that impact our business, our substantial level of indebtedness and related debt-service obligations, restrictions imposed by covenants in our debt agreements and other risks, uncertainties and factors set forth under Item 1A entitled “RISK FACTORS” of TOYS“R”US, INC.’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014 and in its other reports and documents filed with the Securities and Exchange Commission. In addition, we typically earn a disproportionate part of our annual operating earnings in the fourth quarter as a result of seasonal buying patterns and these buying patterns are difficult to forecast with certainty. These factors should not be construed as exhaustive, and should be read in conjunction with the other cautionary statements that are included in those reports and documents.
We believe that all forward-looking statements are based on reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, one should not place undue reliance on these statements. Forward-looking statements speak only as of the date they were made, and we undertake no obligation to update these statements in light of subsequent events or developments unless required by the Securities and Exchange Commission’s rules and regulations. Actual results and outcomes may differ materially from anticipated results or outcomes discussed in any forward-looking statement.
FORWARD LOOKING STATEMENTS
PRELIMINARY ESTIMATES
The financial information for the third quarter of fiscal 2014 contained in this presentation are preliminary estimates and are derived from preliminary internal financial reports and are subject to revision based on the completion of quarter-end accounting and financial reporting processes. Accordingly, our actual results may differ from these estimates and such differences may be material.

EASY EXPERT FAIR

• Promotional discipline reflected in revenues of
$2.5 billion
• (1.0%) decrease in Domestic SFS sales
• 1.1% increase in International SFS sales
• Successful refinancing of Toys “R” Us-Delaware,
Inc. (“Toys Delaware”) 2016 maturities and a
significant portion of 2018 maturities provides the
management team runway to execute on its
operating strategy
• Next large debt tower in 2017
• Disciplined approach to promotions reflected in
Q3 margins
• Gross margin of $908 million up $12 million or 96
bps from previous year
• Positive adjusted EBITDA in Q3 reflecting a $43
million improvement
• Global liquidity of $1,407 million
Q3 UPDATE
Continued Progress in Q3
Focus on Margin
1
See reconciliation of Adjusted EBITDA to Operating loss of $140 million and $93 million for Q3 2013 and Q3 2014, respectively provided in the Appendix
Consistent with our past practices we will not be commenting on any post Q3 2014 events or results
Toys"R"Us Inc.
Q3
($'s in millions) 2013 2014 B/(P)
(bps)
Sales $2,491 $2,459 (128)
Gross Margin 896 908 134
Adjusted EBITDA
1
(37) 6 n/a
Margin % 36.0% 36.9% 96
Adjusted EBITDA % (1.5%) 0.2% 173

3.8%
1.5%
(8.2%)
(4.1%)
(5.2%)
(4.2%)
(1.0%)
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2013
2014

36.4%
36.6%
35.3%
32.8%
35.0%
36.0%
33.5%
30.2%
Q4
Q1
Q2
Q3
2012-13
2013-14

EASY EXPERT FAIR

Q3 SNAPSHOT - DOMESTIC
1
Adjusted for an out of period item. Previously reported comparable store net sales were (8.4%), (3.5%), (4.1%) and 4.0% for Q1 2013, Q2 2013, Q4 2013 and Q1 2014,
respectively
2
Excludes ($51M) charge (+1.5% impact) in Q4 2013, $11M benefit (-0.7% impact) in Q1 2014 and ($19M) charge (+1.3% impact) in Q2 2014 related to excess and obsolete inventory identified in Q4 2013
Domestic Margin Rate²
Domestic Comparable Store Net Sales¹
“TRU Transformation”
Disciplined promotion strategy leading to 180bps improvement in domestic gross margin
Initiatives drove margin

2,000
1,500
1,000
500
--
Debentures
Clear runway to execute business plan
Toys"R"Us Inc. Notes
PropCo II Sr. Secured Notes
Toys"R"Us Inc. Notes
B-2|B-3 TL
PropCo I Term Loan
FILO Term Loan
Foreign Debt
B-4 Term Loan
2014
2015
2016
2017
2018
2019
Post

EASY EXPERT FAIR

DEBT MATURITIES AND GLOBAL LIQUIDITY
$’s in millions | as of November 1, 2014
Excludes North American ABL, European and Australian ABL, Japan
Committed Credit Lines, and Uncommitted Credit Lines related to the Asia
JV as well as capital lease and finance obligations associated with capital projects; face values as of Q3 2014
Global Liquidity Funded Debt Maturities
1
Toys Delaware ABL Excess Availability is presented net of the $125 minimum excess availability covenant
Q3
($'s in millions) 2014
Toys Delaware
Toys Delaware ABL Excess Availability
1
$777
Toys Delaware Cash 151
Total Toys Delaware Liquidity 928
International
Euro ABL/Japan Revolver Excess Availability 224
Non-Toys Delaware Cash 255
Total Inc/Int'l Liquidity 479
Total ABL/Revolver Excess Availability 1,001
Total Cash 406
Total Global Liquidity $1,407

EASY EXPERT FAIR

PROGRESS TO DATE
Realized Results 2014 Initiatives Taken
Store
Experience:
Digital &
Omnichannel:
Fair Prices &
Promotions:
Strengthening
Talent:
Inventory
Management:
• Shortened customer checkout time
• Enhanced lighting in approximately 218
domestic stores
• Refreshed desktop site and cart to improve
conversion
• Launched new tablet site in U.S.
• Maintained competitive shipping offer
•
Refocused Key Value Items initiative
• Integrated pricing and promotion strategy
• Increased visibility of Price Match message
• Recruited top talent for executive roles
• Implemented separate field structures for
Toys“R”Us and Babies“R”Us stores
• 2014 obsolete clearance event successfully
completed
• Focused on improving in-stocks
• Instituted life cycle management process
Customer satisfaction for “checkout speed” and
“clean and neat” categories improved
Increase in Domestic eCommerce revenue
Continue to narrow the gap between our
average shelf price vs. competitors on KVIs
Filled key roles within executive team
In-stock position significantly improved over
2011-2013 average

EASY EXPERT FAIR

STRENGTHENING THE LEADERSHIP TEAM: KEY HIRES IN 2014
Mike Short
Executive Vice President,
Chief Financial Officer
AutoNation, Universal Orlando,
Seagram Inc.,
IBM Corporation
Experience
Senior Vice President,
Store Operations
Position Name
Joe Venezia
Richard Lennox
Chetan Bhandari
Debbie Lentz
Senior Vice President,
Chief Supply Chain Officer
Senior Vice President,
Chief Marketing Officer
Senior Vice President,
Corporate Finance and Treasurer
GLC Advisors & Co. LLC,
Goldman Sachs & Co.,
UBS Securities LLC
Zales Corporation,
J. Walter Thompson
Kraft Foods Group,
Nabisco Foods Group
Walmart, The Pantry,
Wells Fargo Merchant Services,
Procter & Gamble
Senior Vice President, Human
Resources
Saks Incorporated,
AT&T Corporation
Christine Morena
Vice President, Procurement
The Great Atlantic &
Pacific Tea Company
Gary McQuillan

EASY EXPERT FAIR

Assembled internal project management team
led by CFO and supported by sponsors to assist in
all phases of the initiative
Retained AlixPartners, an advisor with an
established track record in Retail operations
rationalization efforts
1
Benchmarked operations / headcount /
cost categories against TRU’s peer group to
identify high priority focus areas for cost reduction
2
3
Performed a six-week comprehensive study of
high priority focus areas with functional heads to
evaluate cost takeout potential
4
Identified specific areas for cost savings and
quantified the scope of the potential savings
• Process with AlixPartners and TRU managers identified significant cost reduction opportunities across both COGS and SG&A
• Work plans in place; implementation underway
• As a result, we are targeting at least $150 - $200 million in annualized cost reduction, which we expect will be fully achieved by the end of 2016
• In addition, AlixPartners engaged to expand assignment internationally
5
Reviewed cost takeout estimates with TRU
departmental executives and reached agreement
on scope of cost reduction to be implemented
6
$150 – $200 MILLION IN COST SAVINGS OPPORTUNITIES IDENTIFIED

EASY EXPERT FAIR

KEY INITIATIVES OF COST REDUCTIONS TOTAL COST REDUCTION BY 2016
AREAS OF OPPORTUNITY FOR COST REDUCTION
Private Label and
Other COGS:
Marketing
Effectiveness:
In-Store
Operations:
Not-For-Resale
Categories /
Other:
Supply Chain:
Inventory
Management:
Organizational
Effectiveness:
• Consolidation of sourcing efforts for private label products at TRU
Shenzhen office
• Improved promotion planning on catalogs / inserts to increase margins
• Optimize digital vs traditional media mix
• Back of house – Improve forecast accuracy, truck deliveries to capitalize on lower inventory levels and higher in-stocks to increase labor efficiency
• Front of house – Improve speed of checkout and pricing processes
• Reducing marketing spend and other indirect purchasing costs (e.g.
professional services, operating supplies, travel and expenses)
• Optimize frequency of outbound shipments, improve distribution center labor efficiency
• Implement product lifecycle management to reduce clearance margin risk
• Improve seasonal forecast and ordering strategy for high risk items
• Reposition organizational structure, reducing demand/work volume and streamlining activities
Cost Area Selected Key Initiatives

EASY EXPERT FAIR

Financial Data
Q3 Q3
($'s in millions) 2013 2014 B/(P) LTM
Sales
Domestic $1,461 $1,440 (1.4%) $7,686
International 1,030 1,019 (1.1%) 4,959
Total Sales 2,491 2,459 (1.3%) 12,645
Gross Margin
Domestic
1
489 508 3.9% 2,554
International 407 400 (1.7%) 1,920
Total Gross Margin
1
896 908 1.3% 4,474
SG&A (Incl. Other Income & Non-Controlling Interest)
2
933 902 3.3% 3,861
Adjusted Inc. EBITDA
1,2
($37) $6 n/a $613
Other Data
Inventory
Domestic $2,350 $2,168 7.7% $2,168
International 1,229 1,156 5.9% 1,156
Total $3,579 $3,324 7.1% $3,324
Capex $65 $53 18.5% $202
Comp Store Sales Growth
Domestic (5.2%) (1.0%) 4.2% n/a
International (3.0%) 1.1% 4.1% n/a
Gross Margin % of Sales 36.0% 36.9% 1.0% 35.4%
SG&A % of Sales 37.5% 36.7% 0.8% 30.5%
Adjusted EBITDA Margin (1.5%) 0.2% 1.7% 4.8%
TOYS“R”US INC. FINANCIALS
1
Excludes the impact of one-time adjustments of $59 in Domestic LTM; including the impact of one-time adjustments Domestic LTM was $2,495 and Total LTM was $4,415
2
Excludes the impact of one-time adjustments of $11, $14 and $112 in Q3 2013, Q3 2014 and LTM, respectively; including the impact of one-time adjustments LTM was $3,973. See appendix for adjustments.
Marginally lower sales
Higher gross margin
Reduced SG&A
Results in positive
adjusted EBITDA
Healthier Inventory
Improved margin structure
1 1
2 2
3
3
4 4
5 5
6
6

EASY EXPERT FAIR

TOYS“R”US DELAWARE FINANCIALS
1
Excludes the impact of one-time adjustments of $59 in Domestic LTM; including the impact of one-time adjustments Domestic LTM was $2,597 and Total LTM was $2,919
2
Excludes the impact of one-time adjustments of $10, $15 and $87 in Q3 2013, Q3 2014 and LTM, respectively; including the impact of one-time adjustments
LTM was $2,809. See appendix for adjustments.
Marginally lower
sales
Higher gross margin
Reduced SG&A
Results in improved
adjusted EBITDA
Healthier Inventory
Improved margin structure
1
2
3
4
5
6
1
2
3
4
5
6
Financial Data
Q3 Q3
($'s in millions) 2013 2014 B/(P) LTM
Sales
Domestic $1,484 $1,462 (1.5%) $7,789
Canada 185 171 (7.6%) 860
Total Sales 1,669 1,633 (2.2%) 8,649
Gross Margin
Domestic
1
513 529 3.1% 2,656
Canada 73 66 (9.6%) 322
Total Gross Margin
1
586 595 1.5% 2,978
SG&A (Incl. Other Income)
2
659 630 4.4% 2,722
Adjusted Delaware EBITDA
1,2
($73) ($35) n/a $256
Other Data
Inventory
Domestic $2,350 $2,168 7.7% $2,168
Canada 277 266 4.0% 266
Total $2,627 $2,434 7.3% $2,434
Capex $45 $38 15.6% $131
Comp Store Sales Growth
Domestic (5.2%) (1.0%) 4.2% n/a
Canada (0.4%) (2.8%) (2.4%) n/a
Gross Margin % of Sales 35.1% 36.4% 1.3% 34.4%
SG&A % of Sales 39.5% 38.6% 0.9% 31.5%
Adjusted EBITDA Margin (4.4%) (2.1%) 2.2% 3.0%

EASY EXPERT FAIR 12 APPENDIX

Toys"R"Us, Inc.
Toys"R"Us-Delaware, Inc. (Toys Delaware)
Wayne Real Estate Parent Company, LLC
Toys"R"Us International Entities
ABL Facility ($1,850) due 2019 $782
FILO Term Loan due 2019 280
B-2 & B-3 Term Loans due 2018 203
B-4 Term Loan due 2020 1,026
8.750% Debentures due 2021 22
Toys"R"Us Property Company II, LLC ("PropCo II")
Toys"R"Us Property Company I, LLC ("PropCo I")

* *

EASY EXPERT FAIR

SIMPLIFIED ORGANIZATIONAL STRUCTURE
Guaranty of
B-4 Term Loan
8.500% Senior Notes due 2017  $725 PropCo I Term Loan due 2019  $975
Total Funded Debt¹
Revolving Credit Facilities
$631
125
10.375% Senior Notes due 2017 $450
7.375% Senior Notes due 2018 400
Note:  Chart has been simplified and does not include all entities; debt balances presented at face value and excludes capital leases and finance obligations associated with capital projects
1
Includes Spanish PropCo Loan, French PropCo Loan, UK PropCo Loans, Japan Bank Loans and Toys Asia Debt
65% Pledge of Canadian
Subsidiary Stock
$’s in millions | as of November 1, 2014

EASY EXPERT FAIR

TOYS“R”US INC. – ADJUSTED EBITDA RECONCILIATION
1
The impact of these one-time adjustments are excluded from the Gross Margin balances on Toys“R”Us Inc. financials
2
The impact of these one-time adjustments are excluded from the SG&A (Incl. Other Income & Non-Controlling Interest) balances on Toys“R”Us Inc. financials
FYE LTM
($'s in millions) 11/2/2013 11/1/2014 11/2/2013 11/1/2014 2/1/2014 11/1/2014
Operating Loss ($140) ($93) ($259) ($226) ($350) ($317)
Add:
Non-controlling interest - (1) - (2) (3) (5)
Depreciation and amortization 92 86 287 285 388 386
EBITDA (48) (8) 28 57 35 64
Adjustments:
Obsolete inventory clearance
1
- - - 8 51 59
Prior period adjustments
1
- - (1) - (1) -
Sponsors’ management and advisory fees
2
6 2 17 14 22 19
Litigation expense
2
- - 20 - 23 3
Severance - 1 13 10 13 10
Store closure costs - 3 - 7 2 9
Impairment of long-lived assets
2
4 1 7 8 44 45
Net gains on sales of properties
2
(1) (2) (8) (5) (8) (5)
Compensation expense
2
2 10 1 15 3 17
Property losses, net of insurance recoveries
2
- (2) - (9) - (9)
Prior period adjustments
2
- - - - 17 17
Other
2
- 1 1 3 4 6
Goodwill Impairment - - - - 378 378
Adjusted EBITDA ($37) $6 $78 $108 $583 $613
13 weeks ended 39 weeks ended
2
2

EASY EXPERT FAIR

TOYS“R”US DELAWARE – ADJUSTED EBITDA RECONCILIATION
1
The impact of these one-time adjustments are excluded from the Gross Margin balances on Toys“R”Us Delaware financials
2
The impact of these one-time adjustments are excluded from the SG&A (Incl. Other Income) balances on Toys“R”Us Delaware financials
FYE LTM
($'s in millions) 11/2/2013 11/1/2014 11/2/2013 11/1/2014 2/1/2014 11/1/2014
Operating Loss ($142) ($105) ($233) ($253) ($489) ($509)
Add:
Depreciation and amortization 59 55 186 192 252 258
EBITDA (83) (50) (47) (61) (237) (251)
Adjustments:
Obsolete inventory clearance
1
- - - 8 51 59
Prior period adjustments
1
- -
(1)
- (1)
Sponsors’ management and advisory fees
2
3 2 11 13 15 17
Litigation expense
2
- - 20 - 23 3
Severance
2
- 1 3 7 3 7
Store closure costs
2
5 7 7 11 13 17
Impairment of long-lived assets
2
2 - 3 6 20 23
Net gains on sales of properties
2
(1) - (2) (1) (2) (1)
Compensation expense
2
1 7 3 11 4 12
Property losses, net of insurance recoveries
2
- (2) - (9) - (9)
Prior period adjustments
2
- - - - 17 17
Other
2
- - - 1 - 1
Goodwill Impairment - - - - 361 361
Adjusted EBITDA ($73) ($35) ($3) ($14) $267 $256
13 weeks ended 39 weeks ended
-